SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2011

DIGAGOGO VENTURES CORP.

(Exact name of Company as specified in its charter)

Delaware	333-166494	42-1769945
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

2011 Courtside Ln, Suite 101 Charlotte, NC 28270
(Address of principal executive offices)

Phone: 704-246-8073 Fax: 704-904-6385
(Company’s Telephone Number)

Copy of all Communications to: Carrillo Huettel, LLP 3033 Fifth Avenue, Suite 400 San Diego, CA 92103 Phone: 619.546.6100 Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 27, 2011, Digagogo Ventures Corp., a Delaware corporation (the “Company”), Impact Technologies Inc., a wholly-owned subsidiary of the Company (“Impact”), and Swebby Inc., a corporation incorporated pursuant to the federal laws of Canada (“Swebby”) entered into an Asset Purchase Agreement (the “DogoNet Purchase Agreement”) whereby the Company acquired all of Swebby’s assets and intellectual property pertaining to the DogoNet software platform and hosting service, in exchange for five hundred thousand dollars ($500,000) cash and one million (1,000,000) shares of the Company’s common stock at a deemed price of $0.25 per share.

On July 5, 2011, the Company, Impact, and Blackswan Inventions Inc., a corporation incorporated pursuant to the federal laws of Canada (“Blackswan”), entered into an Asset Purchase Agreement (the “DogoSearch Purchase Agreement”) whereby the Company acquired all of Blackswan’s assets and intellectual property pertaining to the DogoSearch software, in exchange for an aggregate of five hundred thousand dollars ($500,000) cash and one million (1,000,000) shares of the Company’s common stock at a deemed price of $0.25 per share.

On July 5, 2011, the Company, Impact and Banyan Tech Ventures Inc., a corporation incorporated pursuant to the federal laws of Canada (“Banyan”), entered into an Asset Purchase Agreement (the “DogoPay Purchase Agreement”) whereby the Company acquired all of Banyan’s assets and intellectual property pertaining to the DogoPay software, in exchange for two hundred and fifty thousand dollars ($250,000) cash and five hundred thousand (500,000) shares of the Company’s common stock at a deemed price of $0.25 per share.

The foregoing summary descriptions of the terms of the DogoNet Purchase Agreement, DogoSearch Purchase Agreement, and DogoPay Purchase Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of these agreements, this reference is made to such agreements, which are filed as Exhibits 10.03, 10.04 and 10.05, respectively, to our Amended Current Report on Form 8-K/A filed on July 7, 2011, and are incorporated herein by this reference.

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 3.02

UNREGISTERED SHARES OF EQUITY SECURITIES.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIGAGOGO VENTURES CORP.
Date: July 15, 2011	By: /s/ Fernando Londe
Fernando Londe
President and Chief Executive Officer